                                                                   Exhibit 10.31



Recording requested by
and when recorded mail to:

Piper, Marbury, Rudnick & Wolfe
1251 Avenue of the Americas
NY, NY 10020-1104
Attn: Koren Blair
APN # 104-40-030


            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT


     THIS AGREEMENT made this 21st day of June, 2000, among COLUMN FINANCIAL, INC., a Delaware corporation (hereinafter referred to as "Lender"), INFORMIX CORPORATION, a Delaware corporation (hereinafter referred to as "Informix"), NETWORKS ASSOCIATION, INC., a Delaware corporation, formerly known as McAfee Associates, Inc. ("Assignee") and BIRK S. McCANDLESS, LLC, a California limited liability company (hereinafter referred to as "Landlord").


                            STATEMENT OF BACKGROUND

     A. Landlord and Tenant entered into that certain lease dated November 22, 1996. Informix assigned its interest as tenant under the Lease to McAfee Associates, Inc., a Delaware corporation, (now known as Networks Associates, Inc., doing business as Network Associates, Inc. for interstate business and doing business as Delaware Network Associates, Inc. for California intrastate business) pursuant to that certain Lease Assignment between Informix and Assignee dated November 17, 1997, that certain Consent to Assignment Agreement dated December 18, 1997 by and among Landlord, Informix and Assignee. The Lease was thereafter amended by that certain First Amendment dated March 20, 1998 and by that certain Second Amendment dated September 1, 1998. The foregoing documents are collectively referred to herein as the "Lease").

     B. The Premises described in the Lease consist of approximately 201,948 square feet on Floors 1 through 11 and approximately 6,420 square feet on the Lower Level (the "Premises") in the multi-story building located at 3965 Freedom Circle, Santa Clara, California (the "Property").

     C. Lender has made or has committed to make a loan (the "Loan") to Landlord in the approximate principal amount of $37,000,000 secured by a mortgage, deed of trust or security deed

(hereinafter referred to as the "Mortgage") and an assignment of leases and rents from Landlord to Lender covering the Property including the Premises. Informix and Assignee have agreed that the Lease shall be subject and subordinate to the Mortgage held by Lender, provided Assignee and Informix (as may be applicable) are assured of continued occupancy of the Premises under the terms of the Lease;

                             STATEMENT OF AGREEMENT

     For and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, and receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

     1. Lender, Informix, Assignee and Landlord do hereby covenant and agree that the Lease with all rights, options (including options to acquire or lease all or any part of the Premises), liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the Mortgage and to any renewals, modifications, consolidations, replacements and extensions thereof and to all advancements made thereunder.

     2. Lender does hereby agree with Assignee that, in the event Lender, other purchaser at the foreclosure sale or the grantee of any conveyance in lieu of foreclosure (the "Succeeding Owner") becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Assignee complies with and performs its obligations under the Lease, (a) the Lease shall continue in full force and effect as a direct Lease between the Succeeding Owner of the Property and Assignee, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term of the Lease, and the Succeeding Owner will not disturb the possession of Assignee, and (b) the Premises shall be subject to the Lease and the Succeeding Owner shall recognize Assignee as the tenant of the Premises for the remainder of the term of the Lease in accordance with the provisions thereof; provided, however, that Succeeding Owner shall not be subject to any claims, offsets or defenses which Assignee might have against any prior landlord (including Landlord) nor shall Succeeding Owner be liable for any act or omission of any prior landlord (including Landlord), nor shall Succeeding Owner be bound by any rent or additional rent which Assignee might have paid for more than the current month or any security deposit or other prepaid charge paid to any prior landlord (including Landlord), nor shall Succeeding Owner be bound by any amendment or modification of the Lease made without written consent of the Lender. Nothing contained herein shall prevent Lender from naming Assignee in any foreclosure or other action or proceeding initiated by Lender pursuant to the Mortgage to the extent necessary under applicable Law in order for Lender to avail itself of and complete the foreclosure or other remedy.

     3. In the event that Informix is reinstated as Tenant under the Lease pursuant to paragraph 14 of the Consent to Assignment Agreement, Lender does hereby agree with Informix that, in the event Lender become the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, so long as Informix complies with and performs its obligations under the Lease, (a) the Lease shall continue in full force and effect as a direct Lease between the succeeding owner of the Property and Informix, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term of the Lease, and Lender will not disturb the possession of Informix, and (b) the Premises shall be subject to the Lease and Lender shall recognize Informix as the tenant of the Premises for the remainder of the term of the Lease in accordance with the provisions thereof; provided, however, that Lender shall not be subject to any claims, offsets or defenses which Informix might have against any prior landlord (including Landlord) nor shall Lender be liable for any act or omission of any prior landlord (including Landlord), nor shall Lender be bound by any rent or additional rent which Informix might have paid for more than the current month or any security deposit or other prepaid charge paid to any prior landlord (including Landlord), nor shall Lender be bound by any amendment or modification of the Lease made without its written consent. Nothing contained herein shall prevent Lender from naming Informix in any foreclosure or other action or proceeding initiated by Lender pursuant to the Mortgage to the extent necessary under applicable Law in order for Lender to avail itself of and complete the foreclosure or other remedy.

     4. Informix and Assignee do hereby agree with Lender that, in the event Lender or any other Succeeding Owner becomes the owner of the Premises by foreclosure, conveyance in lieu of foreclosure or otherwise, then Informix and Assignee shall attorn to and recognize Lender or any other Succeeding Owner as the landlord under the Lease for the remainder of the term thereof, and Informix and Assignee shall perform and observe their obligations thereunder, subject only to the terms and conditions of the Lease. Informix and Assignee further covenant and agree to execute and deliver upon request of Lender or any other Succeeding Owner an appropriate agreement of attornment to Lender or any other Succeeding Owner and any subsequent titleholder of the Premises; provided the rights of Informix and Assignee under this Agreement and Lease are preserved.

     5. Informix and Assignee acknowledge that Landlord will execute and deliver to Lender an assignment of the Lease as security for said loan, and Informix and Assignee hereby expressly consent to such assignment.

     6. Lender shall have no obligation or incur any liability with respect to the construction or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for the use and occupancy thereof by Informix and/or Assignee arising prior to the time it becomes a Succeeding Owner. Lender shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, including any warranties respecting use, compliance with zoning, hazardous wastes or environmental laws, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession arising prior to the time it becomes a Succeeding Owner. In the event that Lender or any other Succeeding Owner shall acquire title to the Premises or the Property, Lender or any other Succeeding Owner shall have no obligation, nor incur any liability, beyond Lender's then equity interest, if any, in the Property, and Informix and Assignee shall look exclusively to such equity interest of Lender or any other Succeeding Owner, if any, in the

Property for the payment and discharge of any obligations or liability imposed upon Lender or any other Succeeding Owner hereunder, under the Lease or under any new lease of the Premises.

     7. Informix and Assignee understand and acknowledge that Lender is about to make a loan to Landlord and receive as part of the security for such loan
(i) the Mortgage, and (ii) an Assignment of Leases and Rents ("Assignment of Leases") which affects the Lease, and that Lender (and persons or entities to whom the Mortgage and/or Assignment of Leases may subsequently be assigned) are relying upon the covenants, representations and warranties contained herein in making such loan. Further, Informix and Assignee have notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to lender as security for the Loan secured by the Mortgage. In the event that Lender (or any person or entity to whom the Mortgage and/or Assignment of Leases may subsequently be assigned) notify Informix and Assignee of a default under the Mortgage and/or Assignment of Leases and demand that Informix and Assignee pay their rent and all other sums due under the Lease to Lender (or such future lender), Informix and Assignee shall honor such demand and pay the rent and all other sums due under the Lease directly to Lender (or such future lender) or as otherwise required pursuant to such notice. Informix and Assignee agree to notify Lender of any default(s) by Landlord under the Lease; Lender shall have the same right to cure such default(s) as is provided to Landlord under the Lease.

     8. If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

     9. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     10. Lender shall not, either by virtue of the Mortgage, the Assignment of Leases or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired the interest of Landlord in the Premises, by foreclosure or otherwise, and then such liability or obligation of Lender under the Lease shall extend only to those liabilities or obligations accruing subsequent to the date that Lender has acquired the interest of Landlord in the Premises as modified by the terms of this Agreement.

     11. Any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under this Agreement shall be in writing and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any Communication must be given shall commence on the date of receipt thereof, and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Any notice, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

                              Column Financial, Inc.
                              3414 Peachtree Road, N.E.
                              Suite 1140
                              Atlanta, Georgia 30326-1113

and, if given to Informix, must be addressed as follows, subject to change as provided hereinabove:

                              Informix Corporation
                              4100 Bohannon Drive
                              Menlo Park, California 94025
                              Attn:
                                    ----------------------

and, if given to Assignee, must be addressed as follows, subject to change as provided hereinabove:

                              Networks Associates, Inc.
                              3965 Freedom Circle
                              Santa Clara, California 95054
                              Attn: Prabhat Goyal

and, if given to Landlord, must be addressed as follows, subject to change as provided hereinabove:

                              Birk S. McCandless, LLC
                              3945 Freedom Circle, Suite 640
                              Santa Clara, California 95054
                              Attn: Birk S. McCandless

     12. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term "Landlord" refers to Landlord and to any successor to the interest of Landlord under the Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement [under seal] as of the date first above written.

                                               LENDER:

                                               COLUMN FINANCIAL, INC,
                                               a Delaware corporation

                                               By:  /s/ DOLEY LAUBACH
                                                  ------------------------------

                                               Name:  Doley Laubach
                                                    ----------------------------

                                               Title:  Assistant Vice President
                                                     ---------------------------


                                               INFORMIX:

                                               INFORMIX CORPORATION,
                                               a Delaware corporation

                                               By:  /s/ ERVIN A. RIDDLE
                                                  ------------------------------

                                               Name:  Ervin A. Riddle
                                                    ----------------------------

                                               Title:  Assistant Secretary
                                                     ---------------------------

                                               ASSIGNEE:

                                               NETWORKS ASSOCIATES, INC.,
                                               a Delaware corporation

                                               By:  /s/ PRABHAT K. GOYAL
                                                  ------------------------------

                                               Name:  Prabhat K. Goyal
                                                    ----------------------------

                                               Title:  CFO
                                                     ---------------------------

                                          LANDLORD:

                                          BIRK S. McCANDLESS, LLC,
                                          a California limited liability company

                                          By:  /s/ BIRK S. McCANDLESS
                                             -----------------------------------

                                          Name:  Birk S. McCandless
                                               ---------------------------------

                                          Title:  Manager
                                                --------------------------------


STATE OF CALIFORNIA      )
                         )ss.
COUNTY OF SANTA CLARA    )


     On June 8, 2000 before me Persis M. McGinn, notary public, personally appeared Birk S. McCandless, personally known to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

[SEAL]                                          /s/ PERSIS M. McGINN
PERSIS M. McGINN                                -------------------------------
Comm. #1106916                                  Notary Public
NOTARY PUBLIC - CALIFORNIA
SANTA CLARA COUNTY
Comm. Exp. July 25, 2000

(official seal here)

STATE OF GEORGIA )
                 ) ss.
COUNTY OF FULTON )

     On June 15, 2000 before me, Heather C. Jones, personally appeared [ILLEGIBLE], personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

     WITNESS my hand and official seal.


                                        /s/ HEATHER C. JONES
                                        ----------------------------------
                                        Notary Public

(official seal here)



STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF SANTA CLARA )

     On May 22, 2000 before me, Diohonne M. Beltramo, personally appeared Prabhat Goyal, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        /s/ DIOHONNE M. BELTRAMO
                                        ----------------------------------
                                        Notary Public


====================================
            DIOHONNE M. BELTRAMO
            Commission # 1195491
[SEAL]          [ILLEGIBLE]
         Notary Public - California
             Santa Clara County
        My Comm. Expires Sep 4, 2002
====================================

STATE OF NORTH CAROLINA )
                        ) ss.
COUNTY OF BEAUFORT      )

     On June 7, 2000 before me, Karen K. Moore, personally appeared
Ervin A. Riddle, personally known to be (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person(s), or the entity upon behalf of which the person(s), acted, executed the instrument.

     WITNESS my hand and official seal.


                                        /s/ KAREN K. MOORE
                                        -----------------------------------
                                        Notary Public

                                        My Commission Expires March 6, 2005

(official seal here)